                         DLJ Commercial Mortgage Corp.
                 Commercial Mortgage Pass-Through Certificates,
                                Series 1999-CG1

                                 $1,121,153,000
                                 (Approximate)
                              Offered Certificates




GE CAPITAL                         [LOGO] COLUMN
ACCESS, INC.                              FINANCIAL
                                   A DONALDSON, LUFKIN & JENRETTE COMPANY



                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION



                              MERRILL LYNCH & CO.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences.) The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


Transaction Offering:
---------------------

                                        (%) of               Initial
                        Initial         Initial              Pass-
        Expected        Certificate      Pool     Credit     Through               Wtd. Avg.  Maturity    Principal   Legal   ERISA
Class   Ratings(1)      Balance         Balance   Support    Rate     Description   Life(4)     (4)       Window(4)   Status   (5)
-----   ----------      ------------    -------   -------    -------  -----------  ---------  --------    ---------   ------  ------

Publicly Offered Certificates:

S        Aaa/AAA     $1,252,685,456(2)     --        --        --       Variable      9.3      Apr-23        --        Public    Yes
A-1A     Aaa/AAA        219,703,000      17.54     27.00       --        Fixed        5.7      Jul-08    4/99--7/08    Public    Yes
A-1B     Aaa/AAA        694,757,000      55.46     27.00       --        Fixed        9.7      Jan-09    7/08--1/09    Public    Yes
A-2      Aa2/AA          59,502,000       4.75     22.25       --       WAC Cap(3)    9.9      Feb-09    1/09--2/09    Public    No
A-3       A2/A           65,766,000       5.25     17.00       --       WAC Cap(3)    9.9      Feb-09    2/09--2/09    Public    No
A-4       A3/A-          18,791,000       1.50     15.50       --       WAC Cap(3)    9.9      Feb-09    2/09--2/09    Public    No
B-1     Baa2/BBB         46,975,000       3.75     11.75       --         WAC         9.9      Feb-09    2/09--2/09    Public    No
B-2     Baa3/BBB-        15,659,000       1.25     10.50       --         WAC         9.9      Feb-09    2/09--2/09    Public    No


Privately Offered Certificates(6):

B-3        --              --              --        --        --         --          --         --          --     Private-144A  No
B-4        --              --              --        --        --         --          --         --          --     Private-144A  No
B-5        --              --              --        --        --         --          --         --          --     Private-144A  No
B-6        --              --              --        --        --         --          --         --          --     Private-144A  No
B-7        --              --              --        --        --         --          --         --          --     Private-144A  No
B-8        --              --              --        --        --         --          --         --          --     Private-144A  No
C          --              --              --        --        --         --          --         --          --     Private-144A  No



(1)  Moody's Investors Service, Inc. / Fitch IBCA, Inc.
(2) Notional amount. The Class S certificates will be interest only and not be entitled to distributions of principal.
(3) WAC Cap refers to a Pass-Through Rate that is, from time to time, equal to the lesser of the initial Pass-through Rate for the subject class of certificates and a weighted average coupon derived from interest rates on the underlying mortgage loans.
(4) Reflects average life, maturity and principal window. Assumes 0% CPR, no defaults, no extensions and ARD Loans pay in full on their Anticipated Repayment Dates. Otherwise based on Maturity Assumptions set forth in the Prospectus Supplement.
(5) Expected to be eligible for DLJs individual prohibited transaction exemption under ERISA.
(6)  Not offered herein.


Originator Profile;
-------------------

The mortgage loans were originated or acquired primarily by affiliates of GE Capital Access, Inc. (GECA) and by Column Financial Inc. (Column). Approximately 70% (by balance) of the mortgage loans are being contributed by GECA and 30% (by balance) are being contributed by Column to the Trust Fund. Approximately 97% of the mortgage loans were originated between 1998 and 1999 (by balance).

GECA is a wholly owned subsidiary of General Electric Capital Corporation
(GECC). Since 1966, GECA and its affiliates have originated or acquired approximately $5 billion of commmercial mortgage loans in connection with its capital markets programs. Through its GE Capital Real Estate division, GECC has been lending and investing in the commercial real estate industry for over 25 years and has a portfolio of approximately $15 billion of assets. GE Capital Real Estate originates and acquires commercial mortgage loans through approximately 20 offices located throughout North America.

Column, a wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was created in August 1993. Column has originated over 1,800 loans totaling $7.5 billion commercial mortgage loans since its inception. Column sources, underwrites and closes various mortgage loan products through 15 production offices located throughout the country.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

Collateral Overview:
--------------------
o Total Collateral Balance:     $ 1,252,685,456

o Avg. Cut-off Date Balance     $ 4,489,912
  per Property:

o Loans:                        240 loans / 279 properties

o Property Type:                Multifamily (36.3%), Retail (24.8%), Hotel (9.3%), Other (29.5%)

o Geographic Distribution:      36 states and DC.  TX (19.7%), CA (13.5%), FL (9.9%), Other (56.9%)

o Amortization Types:           Balloon (72.4%), ARD (26.2%), Fully Amortizing (1.4%)

o Wtd. Avg. DSCR:               1.39x

o Wtd. Avg. LTV:                73.2%

o Appraisals:                   100% of the appraisals state that they follow the guidelines set forth in
                                Title XI of FIRREA.

o Largest Loan:                 5.6%

o Five Largest Loans:           19.4%

o Ten Largest Loans:            26.8%

o Wtd. Avg. RTM:                122 months

o Wtd. Avg. Seasoning:          3 months

o Gross WAC:                    7.317%

o Call Protection:              All of the Mortgage Loans provide for either a prepayment lockout period ("Lockout"), a defeasance period ("Defeasance") and/or a yield maintenance premium ("YMP") period or a combination thereof. As of the
                                Cut-off Date, 100% of the Mortgage Loans provide for initial lockout periods. The weighted average lockout and defeasance period for all loans is 9.0 years. All yield maintenance charges are calculated at flat-to-treasuries.

o Defeasance:                   91.6%

o Credit Tenant Lease:          None

o Premium Loans:                None


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

o Participation Loans:          None

o Secured Subordinate Debt:     2.3%

o Leasehold:                    1.7%

o Delinquency:                  No loan delinquent 30 days or more as of the Cut-off Date.


Transaction Overview:

o Structure:                    Senior/subordinated, sequential pay pass-through bonds.

o Managers:                     Donaldson, Lufkin & Jenrette (Book Runner - Lead) / Merrill Lynch & Co.

o Mortgage Loan Sellers:        GE Capital Access, Inc. / Column Financial, Inc.

o Rating Agencies:              Moody's Investors Service, Inc. / Fitch IBCA, Inc.

o Master Servicer:              GE Capital Loan Services, Inc.

o Special Servicer:             Banc One Mortgage Capital Markets, LLC

o Trustee:                      Norwest Bank Minnesota, National Association

o Cut-off Date:                 March 1, 1999

o Settlement Date:              TBA

o Distribution:                 The 10th day of the month, or if such is not a business day, the following business day, but no sooner than the 4th business day after the fourth day of the month.

o Delivery:                     The Depository Trust Company (DTC) through Cede & Co.

o ERISA:                        Classes A-1A, A-1B and S are expected to be eligible for DLJ's individual prohibited transaction exemption with respect to ERISA subject to certain conditions of eligibility.

o SMMEA:                        None of the Offered Securities are SMMEA eligible.

o Tax Treatment:                REMIC

o Optional Termination:         1%


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

o Analytics:                    Cashflows are expected to be available through Bloomberg, the
                                Trepp Group, Intex Solutions and Charter Research.

o Extensions:                   The Special Servicer will be responsible for performing certain servicing functions with respect to Mortgage Loans that, in general, are in default or as to which default is imminent, and for administering any REO properties. The Pooling and Servicing
                                Agreement will generally permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is
                                appropriate to do so. The Special Servicer will not be
                                permitted to grant any extension of the maturity of a Mortgage
                                Loan beyond 60 months after its stated maturity date.

o Controlling Class:            The Controlling Class of Certificateholders may advise and appoint a
                                Special Servicer and replace the existing Special Servicer. The
                                Controlling Class will be the most subordinate Class of
                                Certificates which has a current aggregate certificate
                                principal amount (net of its allocable share of appraisal
                                reduction amounts) no less than 20% of its original aggregate certificate principal balance.

o Advances:                     The Master Servicer will be obligated to make advances of scheduled principal and interest payments, excluding balloon payments, subject to recoverability determination and appraisal
                                reductions. If the Master Servicer fails to make a required
                                Advance, the Trustee will be obligated to make such Advances.

o Appraisal Reductions:         An appraisal reduction generally will be created in the amount, if any, by which the Stated Principal Balance of a Specially
                                Serviced Mortgage Loan (plus other amounts overdue in
                                connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal Reduction
                                Amount will reduce proportionately the interest portion (but not the principal portion) of any amount of P&I Advances for such loan, which reduction will result, in general, in a
                                reduction of interest distributable to the most subordinate
                                Class of Principal Balance Certificates outstanding. An
                                appraisal reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least twelve consecutive months, paid in full, liquidated,
                                repurchased, or otherwise disposed of.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

Structure Description:

||--------------------------------------------------------------------------------------------------------------------------------||
||--------------------------------------------------------------------------------------------------------------------------------||
||                                                   Administrative Fee                                                           ||
||--------------------------------------------------------------------------------------------------------------------------------||
||                                                                                                                                ||
||--------------------------------------------------------------------------------------------------------------------------------||
||                                                                                                                                ||
||                                          |----------------|                                                                    ||
||                                          ||------| |------|                                                                    ||
||                                 |--------||Public| |Public|               Class S  Aaa/AAA Public                              ||
||                                 | |------||      | |      |                                                                    ||
||                                 | |Public||      | |      |                                                                    ||
||                                 | |      ||      | |      |                                                                    ||
||                        |--------| |      ||      | |      |                                                                    ||
||                        | |------| |      ||      | |      |                                                                    ||
||               |--------| |Public| |      ||      | |      |                                                                    ||
||               | |------| |      | |      ||      | |      |                                                                    ||
||               | |Public| |      | |      ||      | |      | |-------| |-------| |-------| |-------| |-------| |-------||-------||
||               | |      | |      | |      ||      | |      | |-------| |-------| |-------| |-------| |-------| |-------||-------||
||      |--------| |      | |      | |      ||      | |      | |Private| |Private| |Private| |Private| |Private| |Private||Private||
||------| |------| |      | |      | |      ||      | |      | |       | |       | |       | |       | |       | |       ||       ||
||------| |Public| |      | |      | |      ||      | |      | |       | |       | |       | |       | |       | |       ||       ||
||Public| |      | |      | |      | |      ||      | |      | |       | |       | |       | |       | |       | |       ||       ||
||      | |      | |      | |      | |      ||      | |      | |       | |       | |       | |       | |       | |       ||       ||
||Class | |Class | |Class | |Class | |Class ||Class | | Class| | Class | | Class | | Class | | Class | | Class | | Class || Class ||
||A-1A  | |A-1B  | | A-2  | | A-3  | | A-4  || B-1  | |  B-2 | |  B-3  | |  B-4  | |  B-5  | |  B-6  | |  B-7  | |  B-8  ||   C   ||
||      | |      | |      | |      | |      ||      | |      | |       | |       | |       | |       | |       | |       ||       ||
|| Aaa/ | | Aaa/ | | Aa2/ | | A2/  | |  A3/ ||Baa2/ | |Baa3/ | |  --   | |  --   | |  --   | |  --   | |  --   | |  --   ||   --  ||
|| AAA  | | AAA  | | AA   | | A    | |  A-  || BBB- | | BBB- | |       | |       | |       | |       | |       | |       ||       ||
||      | |      | |      | |      | |      ||      | |      | |       | |       | |       | |       | |       | |       ||       ||
||------| |------| |------| |------| |------||------| |------| |-------| |-------| |-------| |-------| |-------| |-------||-------||
||--------------------------------------------------------------------------------------------------------------------------------||

                                 [Bar Chart]


                           Priorities of Cashflows


Based on the "Maturity Assumptions" set forth in the Prospectus Supplement and a 0% CPR (except ARD Loans paid in full on the ARD).


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


Interest Distributions:

Each Class of Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate Balance of such class. The Class S Certificates will be entitled on each Distribution Date to the aggregate interest accrued at the related Class S Strip Rate on each of its notional components. All classes will pay interest on a 30/360 basis.

Principal Distributions:

Available principal will be distributed on each Distribution Date to the Class of Principal Balance Certificates outstanding in sequential order to the Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8 and C
Certificates. If in any period, Class A-2 to C have been retired as a result of losses and extraordinary expenses, Class A-1A and A-1B will receive principal on a pro-rata basis.

Realized losses and Expense losses:

Realized losses from any Mortgage Loan and additional trust fund expenses will be allocated in reverse sequential order (i.e. Classes C, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2, in that order). If Classes A-2 through C have been reduced to $0 by losses, such losses and expenses shall be applied to A-1A and A-1B Classes pro-rata.

Credit Enhancements:

Credit enhancement for each class of Publicly Traded Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

Allocation of Prepayment Premiums:

The certificate yield maintenance amount ("CYMA") for the Class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8 and/or C Certificates
(collectively, "Principal Balance Certificates") equals the total yield maintenance premium collected, multiplied by a fraction (not greater than one or less than zero) which is based upon a formula involving the relationship between the Pass-Through Rate(s) of such Class(es) currently receiving principal, the allocation of principal among such Class(es) if more than one, the mortgage rate of the Mortgage Loan that has prepaid, and current interest rates. In general, the CYMA for any Distribution Date will be calculated in respect of and payable to the class(es) of Principal Balance Certificates entitled to receive distributions of principal on such Distribution Date.

         CYMA              (Pass-Through Rate - Discount Rate)
                         = -----------------------------------
     Allocation %             (Morgage Rate - Discount Rate)
to Non-IO Certificates

The yield maintenance amount payable to the Class S, interest only certificates, will equal the total yield maintenance premium less the CYMA as defined above.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


All prepayment premiums collected on the Mortgage Loans will be distributed to the Interest Only Certificates, Class S.

In general, this formula provides for an increase in the allocation of prepayment premiums to the Principal Balance Certificates as interest rates decrease and a decrease in the allocation to such classes as interest rates rise.

Allocation of Yield Maintenance Premiums Example:

Discount Rate Fraction Methodology:
Mortgage Rate                                   = 8%
Bond Class Rate                                 = 6%
Discount Rate ( Based on a Treasury Rate)       = 5%
% of Principal Distributed to Class             = 100%

Bond Class Allocation                           Class S Allocation
6% - 5%  x  100%   =  33 1/3%                   Receives excess premiums  =  66 2/3% thereof
8% - 5%


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities
Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette
Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material.
This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette
Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                     Page 8

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


  Stratification Overview
  -----------------------

                            [Map of United States]

WA    1.6%
     OR    0.6%
     CA   13.5%
     NV    1.3%
      UT    0.1%
AZ    1.1%
        CO    2.4%
        NM    0.1%
        KS    0.8%
        OK    1.2%
        TX   19.7%
MN    0.5%
MO    0.6%
LA    2.9%
WI    0.8%
IL    2.1%
MS    0.5%
MI    4.8%
IN    1.9%
TN    3.7%
AL    0.5%
OH    2.5%
GA    2.6%
NY    2.2%
PA    3.2%
VA    2.8%
NC    3.4%
SC    2.3%
FL    9.9%
ME    0.9%
NH    1.5%
MA    3.0%
CT    0.5%
NJ    2.2%
MD    1.5%
D.C.  0.5%
DE    0.4%


                           Mortgage Loans by State
                           -----------------------




                                                                                   Weighted                       Weighted
                            Number of                          Percentage of       Average         Weighted        Average
                            Mortgage        Cut-off Date       Initial Pool        Mortgage        Average       Cut-off Date
State                        Loans           Balance(1)          Balance             Rate          UW/DSCR        LTV Ratio
-----                      ----------      --------------      ------------       ---------        --------     --------------
Texas                          53          $  247,283,354          19.7%            7.292%           1.30x          74.8%
California                     43             169,156,706          13.5%            7.287%           1.31           75.7%
Florida                        19             123,548,452           9.9%            7.728%           1.34           75.9%
Michigan                       17              59,538,902           4.8%            7.328%           1.44           71.6%
Tennessee                       2              45,946,295           3.7%            6.906%           1.28           75.4%
North Carolina                  9              42,498,893           3.4%            7.456%           1.89           62.2%
Pennsylvania                    4              40,233,429           3.2%            7.253%           1.35           78.7%
Massachusetts                   6              37,807,595           3.0%            7.483%           1.39           70.6%
Louisiana                       5              36,317,290           2.9%            7.698%           1.34           76.9%
Virginia                        3              34,591,554           2.8%            7.206%           1.33           78.1%
Georgia                         7              32,757,166           2.6%            7.149%           1.72           67.3%
Ohio                            9              31,646,065           2.5%            7.157%           1.33           75.2%
Colorado                        8              30,301,170           2.4%            7.292%           1.30           68.2%
South Carolina                  8              28,520,688           2.3%            7.040%           1.74           64.8%
New Jersey                      7              28,088,527           2.2%            7.383%           1.29           72.3%
New York                        7              26,991,196           2.2%            7.434%           1.76           66.3%
Illinois                        9              25,704,850           2.1%            6.930%           1.44           72.2%
Indiana                         7              23,789,539           1.9%            7.300%           1.42           72.6%
Washington                      7              19,746,085           1.6%            7.213%           1.31           73.8%
Maryland                        6              18,946,349           1.5%            7.212%           1.46           69.0%
New Hampshire                   5              18,607,922           1.5%            6.911%           1.30           69.8%
Nevada                          4              15,870,796           1.3%            7.348%           1.27           76.3%
Oklahoma                        1              14,487,822           1.2%            6.940%           1.27           78.7%
Arizona                         4              13,558,040           1.1%            7.307%           1.99           54.7%
Maine                           3              11,724,123           0.9%            7.424%           1.35           63.3%
Wisconsin                       2              10,492,750           0.8%            7.336%           1.27           75.1%
Kansas                          1               9,841,203           0.8%            6.820%           1.40           77.5%
Oregon                          2               7,277,959           0.6%            7.144%           1.82           60.5%
Missouri                        4               7,043,268           0.6%            7.972%           1.39           68.7%
Mississippi                     3               6,841,796           0.5%            6.925%           1.37           75.8%
Minnesota                       4               6,785,324           0.5%            7.678%           1.36           74.8%
Alabama                         3               6,780,746           0.5%            7.209%           1.27           74.9%
Connecticut                     1               6,300,000           0.5%            7.610%           1.26           70.0%
District of Columbia            2               5,651,491           0.5%            7.489%           1.26           77.0%
Delaware                        2               4,962,484           0.4%            6.680%           1.35           79.7%
New Mexico                      1               1,546,334           0.1%            7.890%           1.33           58.9%
Utah                            1               1,499,290           0.1%            7.720%           1.25           77.9%
                              ---          --------------         ------            ------           -----          -----
Total/Weighted Average:       279          $1,252,685,456         100.0%            7.317%           1.39x          73.2%
                              ===          ==============         ======            ======           =====          =====


(1) Cut-off balance as of 3/1/99.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


                                 [PIE CHART]


Manufactured         Industrial        Multifamily         Self Storage
  Housing               2.8%              36.3%                3.1%
   6.6%


   Hotel              Retail           Mixed Use             Office
   9.3%               24.8%               8.2%                8.8%



                       Mortgage Loans by Property Type



                                                                                      Weighted                       Weighted
                                   Number of                        Percentage of      Average       Weighted         Average
                                    Mortgage       Cut-off Date      Initial Pool      Mortgage       Average       Cut-off Date
Property Type                         Loans         Balance (1)        Balances          Rate         U/W DSCR        LTV Ratio
-----------------------------------------------------------------------------------------------------------------------------------
Multifamily                            107       $  455,089,577          36.3%          7.140%          1.30x           76.5%
Retail                                  59          310,401,887          24.8%          7.483%          1.30            76.2%
Hotel                                   26          116,339,043           9.3%          7.479%          2.13            54.5%
Office                                  24          110,681,155           8.8%          7.451%          1.31            71.9%
Mixed Use                               18          103,267,224           8.2%          7.278%          1.32            69.7%
Manufacturing Housing                   24           82,350,974           6.6%          7.165%          1.38            75.4%
Self Storage                            16           39,245,939           3.1%          7.465%          1.36            72.8%
Industrial                               5           35,309,656           2.8%          7.481%          1.42            74.5%

                                ---------------------------------------------------------------------------------------------------
Total/Weighted Average                 279       $1,252,685,456         100.0%          7.317%          1.39x           73.2%
                                ===================================================================================================

(1) Cut-off Balance as of 3/1/99.


                     Mortgage Loans by Property Sub-Type


                                                                                      Weighted                       Weighted
                                   Number of                        Percentage of      Average       Weighted         Average
                                    Mortgage       Cut-off Date      Initial Pool      Mortgage       Average       Cut-off Date
Property Type   Property Sub-Type    Loans         Balance (1)         Balance          Rate         U/W DSCR        LTV Ratio
-----------------------------------------------------------------------------------------------------------------------------------
Retail          Anchored               33          $232,363,365          18.5%          7.499%          1.29x           76.5%
                Unanchored             26            78,038,522           6.2%          7.434%          1.32            75.5%

                                ---------------------------------------------------------------------------------------------------
Total/Weighted Average:                59          $310,401,887          24.8%          7.483%          1.30x           76.2%
                                ===================================================================================================

Hotel
               Limited Service (2)     23          $ 92,969,978           7.8%          7.420%          2.24x           51.5%
               Full Service             3            23,369,066           1.9%          7.716%          1.71            66.8%

                                ---------------------------------------------------------------------------------------------------
Total/Weighted Average:                26          $116,339,043           9.3%          7.479%          2.13x           54.5%
                                ===================================================================================================

(1) Cut-off balance as of 3/1/99.
(2) 13 of the 14 Winston Loan properties comprise 69.6% of the limited service hotels. These 13 Winston Loan properties have a combined 2.54x DSCR and 43.1% LTV.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999



                         Original Amortization Terms

                                                                                     Weighted                      Weighted
          Range of                 Number of                      Percentage of       Average         Weighted      Average
   Original Amortization           Mortgage      Cut-off Date     Initial Pool       Mortgage         Average     Cut-off Date
     Terms (Months)                 Loans        Balance(1)         Balance            Rate           U/W DSCR     LTV Rate
-----------------------------------------------------------------------------------------------------------------------------------

     180  --  239                   3       $    9,950,692         0.8%               6.552%         1.31x        64.1%
     240  --  299                   7            9,970,526         0.8%               7.444%         1.37         67.4%
     300  --  313                  86          264,096,668        21.1%               7.393%         1.71         63.5%
     314  --  360                 183          968,667,570        77.3%               7.303%         1.30         76.0%
                              -----------------------------------------------------------------------------------------------------
Total/Weighted Average:           279       $1,252,685,456       100.0%               7.317%         1.39x        73.2%
                              =====================================================================================================

Maximum Original Amortization Term (Months):     360
Minimum Original Amortization Term (Months):     180
Wtd. Avg. Original Amortization Term (Months):   345

(1) Cut-off balance as of 3/1/99.



                     Original Terms to Stated Maturity(1)

                                                                                     Weighted                      Weighted
          Range of                 Number of                      Percentage of       Average         Weighted      Average
      Original Terms               Mortgage      Cut-off Date     Initial Pool       Mortgage         Average     Cut-off Date
    to Maturity (Months)             Loans        Balance(2)        Balance            Rate           U/W DSCR      LTV Rate
-----------------------------------------------------------------------------------------------------------------------------------

     60  --  108                    6       $   46,088,506         3.7%               7.120%         1.29x        76.8%
    109  --  120                  261        1,148,111,527        91.7%               7.341%         1.40         72.8%
    121  --  204                    5           13,549,427         1.1%               7.117%         1.38         74.8%
    205  --  300                    7           44,935,996         3.6%               6.967%         1.31         77.9%
                              -----------------------------------------------------------------------------------------------------
Total/Weighted Average:           279       $1,252,685,456       100.0%               7.317%         1.39x        73.2%
                              =====================================================================================================

Maximum Original Term to Maturity (Months):     300
Minimum Original Term to Maturity (Months):      60
Wtd. Avg. Original Term to Maturity (Months):   125

(1) In the case of ARD loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Cut-off balance as of 3/1/99.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


                         Remaining Amortization Terms


                                                                            Weighted                   Weighted
        Range of           Number of                      Percentage of      Average     Weighted       Average
Remaining Amortization      Mortgage     Cut-off Date     Initial Pool      Mortgage     Average      Cut-off Date
    Terms (Months)           Loans        Balance(1)        Balance           Rate       U/W DSCR      LTV Ratio
--------------------------------------------------------------------------------------------------------------------
 177   -   239                 9      $   18,357,342          1.5%            6.998%      1.32x         66.0%
 240   -   299                83         255,960,545         20.4%            7.379%      1.73          63.2%
 300   -   313                 5          14,842,114          1.2%            7.451%      1.35          71.1%
 314   -   360               182         963,525,455         76.9%            7.304%      1.30          76.0%
                           -----------------------------------------------------------------------------------------
Total/Weighted Average:      279      $1,252,685,456        100.0%            7.317%      1.39x         73.2%
                           ==========================================================================================

Maximum Remaining Amortization Term (Months):     360
Minimum Remaining Amortization Term (Months):     177
Wtd. Avg. Remaining Amortization Term (Months):   342

(1) Cut-off balance as of 3/1/99.



                    Remaining Terms to Stated Maturity (1)


                                                                             Weighted                  Weighted
        Range of           Number of                      Percentage of      Average     Weighted       Average
    Remaining Terms         Mortgage     Cut-off Date     Initial Pool      Mortgage     Average      Cut-off Date
   to Maturity (Months)      Loans        Balance(2)        Balance           Rate       U/W DSCR      LTV Ratio
--------------------------------------------------------------------------------------------------------------------
  58   -   108                 7         $48,782,931          3.9%            7.141%      1.31x         75.9%
 109   -   120               260       1,145,417,102         91.4%            7.340%      1.40          72.9%
 121   -   204                 5          13,549,427          1.1%            7.117%      1.38          74.8%
 205   -   289                 7          44,935,996          3.6%            6.967%      1.31          77.9%
                           -----------------------------------------------------------------------------------------
Total/Weighted Average:      279      $1,252,685,456        100.0%            7.317%      1.39x         73.2%
                           ==========================================================================================


Maximum Remaining Amortization Term (Months):     289
Minimum Remaining Amortization Term (Months):      58
Wtd. Avg. Remaining Amortization Term (Months):   122

(1) In the case of ARD, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.

(2) Cut-off balance as of 3/1/99.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999



                            Mortgage Loan Seller


                                                                                    Weighted                          Weighted
                                 Number of                       Percentage of      Average         Weighted          Average
                                 Mortgage       Cut-off Date     Initial Pool       Mortgage        Average         Cut-off Date
Mortagage Loan Seller             Loans          Balance(1)        Balance           Rate           U/W DSCR         LTV Ratio
G.E. Capital Access                177          $  876,223,369       69.9%           7.314%          1.40x             73.2%
Column                             102             376,462,087       30.1%           7.324%          1.36              73.2%
                                 -------------------------------------------------------------------------------------------------
Total/Weighted Average:            279          $1,252,685,456      100.0%           7.317%          1.39x             73.2%
                                 -------------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------------

(1) Cut-off balance as of 3/1/99.



                       Mortgage Loans by Amortization Type


                                                                                    Weighted                          Weighted
                                 Number of                       Percentage of      Average         Weighted          Average
                                 Mortgage       Cut-off Date     Initial Pool       Mortgage        Average         Cut-off Date
Loan Type                         Loans          Balance(1)        Balance           Rate           U/W DSCR         LTV Ratio
Balloon                            208          $  906,916,844       72.4%           7.337%          1.32x             74.5%
ARD                                 68             328,445,422       26.2%           7.276%          1.59              69.3%
Fully Amortizing                     3              17,323,190        1.4%           7.016%          1.27              77.3%
                                 -------------------------------------------------------------------------------------------------
Total/Weighted Average:            279          $1,252,685,456      100.0%           7.317%          1.39x             73.2%
                                 -------------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------------

(1) Cut-off balance as of 3/1/99.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


                  Underwriting Debt Service Coverage Ratios

                                                                                     Weighted                      Weighted
                                   Number of                      Percentage of       Average         Weighted      Average
          Range of                 Mortgage      Cut-off Date     Initial Pool       Mortgage         Average     Cut-off Date
         U/W DSCRs                  Loans        Balance(1)         Balance            Rate           U/W DSCR     LTV Rate
-----------------------------------------------------------------------------------------------------------------------------------

    1.20x  --  1.29                 108       $  631,478,078          50.4%            7.379%         1.25x        76.5%
    1.30   --  1.39                  87          334,357,109          26.7%            7.243%         1.33         74.4%
    1.40   --  1.49                  46          154,796,906          12.4%            7.291%         1.42         74.2%
    1.50   --  1.59                  12           24,598,983           2.0%            7.007%         1.53         67.1%
    1.60   --  2.54x                 26          107,454,379           8.6%            7.286%         2.29         50.2%
                             -----------------------------------------------------------------------------------------------------
Total/Weighted Average:             279       $1,252,685,456         100.0%            7.317%         1.39x        73.2%
                              =====================================================================================================

Maximum Underwriting DSCR:     2.54x
Minimum Underwriting DSCR:     1.20x
Wtd. Avg. Underwriting DSCR:   1.39x

(1) Cut-off balance as of 3/1/99.



                      Cut-off Date Loan-to-Value Ratios


                                                                                     Weighted                      Weighted
                                   Number of                      Percentage of       Average         Weighted      Average
   Range of Cut-off Date           Mortgage      Cut-off Date     Initial Pool       Mortgage         Average     Cut-off Date
    Loan-to-Value Ratios            Loans        Balance(1)         Balance            Rate           U/W DSCR     LTV Rate
-----------------------------------------------------------------------------------------------------------------------------------

    16.20%  --  50.00%               18       $   77,184,406           6.2%            7.334%         2.42x        44.1%
    50.01%  --  60.00%               19           55,551,024           4.4%            7.286%         1.59         57.4%
    60.01%  --  70.00%               41          125,826,621          10.0%            7.443%         1.36         66.2%
    70.01%  --  75.00%               73          279,229,072          22.3%            7.355%         1.32         73.0%
    75.01%  --  80.00%              121          662,639,360          52.9%            7.250%         1.30         78.6%
    80.01%  --  82.50%                7           52,254,974           4.2%            7.657%         1.25         81.6%
                             -----------------------------------------------------------------------------------------------------
Total/Weighted Average:             279       $1,252,685,456         100.0%            7.317%         1.39x        73.2%
                              =====================================================================================================

Maximum Cut-off Date LTV Ratio:     82.5%
Minimum Cut-off Date LTV Ratio:     16.2%
Wtd. Avg. Cut-off Date LTV Ratio:   73.2%

(1) Cut-off balance as of 3/1/99.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999



                            Cut-off Date Balances

                                                                                    Weighted                          Weighted
                                 Number of                       Percentage of      Average         Weighted          Average
      Range of                   Mortgage       Cut-off Date     Initial Pool       Mortgage        Average         Cut-off Date
Cut-off Date Balances             Loans          Balance(1)        Balance           Rate           U/W DSCR         LTV Ratio
------------------------        ---------      -------------     ------------       --------       ---------         ----------
$   515,269 -     749,999             4          $    2,480,311        0.2%           7.814%          1.43x             73.2%
    750,000 -   1,249,999            17              17,174,799        1.4%           7.602%          1.37              73.0%
  1,250,000 -   1,999,999            63             104,815,403        8.4%           7.313%          1.39              70.0%
  2,000,000 -   2,999,999            60             152,593,198       12.2%           7.211%          1.41              69.6%
  3,000,000 -   3,999,999            33             116,312,485        9.3%           7.264%          1.38              71.8%
  4,000,000 -   4,999,999            22              99,675,950        8.0%           7.322%          1.46              73.0%
  5,000,000 -   5,999,999            17              91,965,164        7.3%           7.229%          1.57              71.9%
  6,000,000 -   9,999,999            39             282,766,080       22.6%           7.306%          1.44              72.3%
 10,000,000 -  14,999,999            13             158,129,681       12.6%           7.344%          1.28              76.8%
 15,000,000 -  19,999,999             6              99,435,972        7.9%           7.319%          1.30              74.5%
 20,000,000 -  24,999,999             3              67,309,732        5.4%           7.572%          1.28              77.7%
 25,000,000 - $30,446,295             2              60,026,682        4.8%           7.404%          1.27              80.0%
                                 -------------------------------------------------------------------------------------------------
Total/Weighted Average:             279          $1,252,685,456      100.0%           7.317%          1.39x             73.2%
                                 -------------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------------

Maximum Cut-off Date Balance:          $30,446,295
Minimum Cut-off Date Balance:          $   515,269
Average Cut-off Date Balance:          $ 4,489,912

(1) Cut-off balance as of 3/1/99.



                       Loan Group Cut-off Date Balances


                                                                                    Weighted                          Weighted
                                 Number of                       Percentage of      Average         Weighted          Average
      Range of                   Mortgage       Cut-off Date     Initial Pool       Mortgage        Average         Cut-off Date
 Cut-off Date Balances            Loans          Balance(1)        Balance           Rate           U/W DSCR         LTV Ratio
-------------------------       ----------     --------------   -------------      ----------      ----------      -------------
$   675,000 -     749,999             2          $    1,393,072        0.1%           7.856%          1.50x             70.5%
    750,000 -   1,249,999            13              13,064,503        1.0%           7.549%          1.39              72.2%
  1,250,000 -   1,999,999            54              90,606,908        7.2%           7.316%          1.38              70.0%
  2,000,000 -   2,999,999            55             140,756,300       11.2%           7.208%          1.42              69.8%
  3,000,000 -   3,999,999            29             101,853,122        8.1%           7.241%          1.32              73.9%
  4,000,000 -   4,999,999            17              76,432,397        6.1%           7.330%          1.29              77.2%
  5,000,000 -   5,999,999            13              70,952,058        5.7%           7.197%          1.37              77.2%
  6,000,000 -   9,999,999            34             253,614,557       20.2%           7.328%          1.30              74.5%
 10,000,000 -  14,999,999            11             137,345,476       11.0%           7.291%          1.28              76.8%
 15,000,000 -  19,999,999             5              82,286,927        6.6%           7.271%          1.28              73.4%
 20,000,000 -  24,999,999             2              41,232,174        3.3%           7.083%          1.27              79.8%
 25,000,000 - $70,750,763             2             243,147,962       19.4%           7.485%          1.66              68.5%
                                 -------------------------------------------------------------------------------------------------
Total/Weighted Average:             240          $1,252,685,456     100.00%           7.317%          1.39x             73.1%
                                 -------------------------------------------------------------------------------------------------
                                 -------------------------------------------------------------------------------------------------

Maximum Cut-off Date Balance:          $70,750,763
Minimum Cut-off Date Balance:          $   675,000
Average Cut-off Date Balance:          $ 5,219,523

(1) Cut-off balance as of 3/1/99. Presents each group of cross-collateralized Mortgage Loans as a single Mortgage Loan.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


                                Mortgage Rates


                                                                            Weighted                   Weighted
                           Number of                      Percentage of      Average     Weighted       Average
      Range of              Mortgage     Cut-off Date     Initial Pool      Mortgage     Average      Cut-off Date
   Mortgage Rates            Loans        Balance(1)        Balance           Rate       U/W DSCR      LTV Ratio
--------------------------------------------------------------------------------------------------------------------
 5.960% - 6.499%                9      $   23,677,724          1.9%            6.219%      1.44x         71.9%
 6.500% - 6.749%               11          58,718,671          4.7%            6.640%      1.33          75.9%
 6.750% - 6.999%               30         152,042,451         12.1%            6.858%      1.36          75.9%
 7.000% - 7.249%               55         258,866,516         20.7%            7.127%      1.34          75.5%
 7.250% - 7.499%               74         359,148,517         28.7%            7.340%      1.54          68.2%
 7.500% - 7.999%               88         307,513,241         24.5%            7.644%      1.31          74.1%
 8.000% - 8.440%               12          92,718,445          7.4%            8.134%      1.30          76.9%
                           -----------------------------------------------------------------------------------------
Total/Weighted Average:       279      $1,252,685,456        100.0%            7.317%      1.39x         73.2%
                           =========================================================================================

Maximum Mortgage Rate:     8.440%
Minimum Mortgage Rate:     5.960%
Wtd. Avg. Mortgage Rate:   7.317%

(1) Cut-off balance as of 3/1/99.


                       Occupancy Rates at Underwriting


                                                                            Weighted                   Weighted
                           Number of                      Percentage of      Average     Weighted       Average
       Range of             Mortgage     Cut-off Date     Initial Pool      Mortgage     Average      Cut-off Date
 Occupancy Rates at U/W     Loans(1)      Balance(2)        Balance           Rate       U/W DSCR      LTV Ratio
--------------------------------------------------------------------------------------------------------------------
  50.0% -  69.9%                2      $    5,648,370          0.5%            7.040%      1.39x         54.8%
  70.0% -  79.9%                3          17,392,939          1.4%            6.975%      1.25          72.1%
  80.0% -  89.9%               14          42,793,947          3.4%            7.363%      1.40          67.2%
  90.0% -  94.9%               50         239,045,962         19.1%            7.262%      1.31          76.1%
  95.0% - 100.0%              184         831,465,195         66.4%            7.317%      1.31          75.4%
                           -----------------------------------------------------------------------------------------
Total/Weighted Average:       253      $1,136,346,413         90.7%            7.300%      1.31x         75.1%
                           =========================================================================================

Maximum Occupancy Rate at U/W:     100.0%
Minimum Occupancy Rate at U/W:      50.0%
Wtd. Avg. Occupancy Rate at U/W:    96.1%

(1) Does not include any Mortgage Loans secured by hotel properties.

(2) Cut-off balance as of 3/1/99.

The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


                        Years Built/Years Renovated(1)


                                                                                     Weighted                      Weighted
                                   Number of                      Percentage of       Average         Weighted      Average
       Range of Years              Mortgage      Cut-off Date     Initial Pool       Mortgage         Average     Cut-off Date
       Built/Renovated              Loans        Balance(2)         Balance            Rate           U/W DSCR     LTV Rate
-----------------------------------------------------------------------------------------------------------------------------------

    1951  --  1960                    6       $   12,819,010           1.0%            7.208%         1.68x        62.7%
    1961  --  1970                   24           79,789,581           6.4%            7.298%         1.33         76.2%
    1971  --  1980                   40          168,025,746          13.4%            7.241%         1.33         74.1%
    1981  --  1990                   83          330,990,240          26.4%            7.236%         1.31         75.4%
    1991  --  1998                  126          661,060,879          52.8%            7.381%         1.44         71.7%
                             -----------------------------------------------------------------------------------------------------
Total/Weighted Average:             279       $1,252,685,456         100.0%            7.317%         1.39x        73.2%
                              =====================================================================================================

Maximum Year Built/Renovated:      1998
Minimum Year Built/Renovated:      1951
Wtd. Avg. Year Built/Renovated:    1988

(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.
(2) Cut-off balance as of 3/1/99.


                     Mortgage Pool Prepayment Profile(1)

                                                                                       % of Pool
                 Months Since       Number of      Outstanding         % of Pool         Yield          % of Pool
   Date         Cut-off Date         Loans         Balance (mm)         Lockout       Maintenance         Open          Total
--------------------------------------------------------------------------------------------------------------------------------
Mar-99               0               279            $1,252,7            100.0%            0.0%            0.0%         100.0%
Mar-00              12               279            $1,240.2            100.0%            0.0%            0.0%         100.0%
Mar-01              24               279            $1,226.6             99.7%            0.2%            0.1%         100.0%
Mar-02              36               279            $1,211.8             96.2%            3.6%            0.1%         100.0%
Mar-03              48               279            $1,195.8             95.2%            4.7%            0.1%         100.0%
Mar-04              60               278            $1,172.1             95.0%            4.9%            0.1%         100.0%
Mar-05              72               278            $1,153.8             95.0%            4.9%            0.1%         100.0%
Mar-06              84               274            $1,101.9             94.8%            4.7%            0.4%         100.0%
Mar-07              96               273            $1,077.8             94.8%            5.1%            0.1%         100.0%
Mar-08             108               272            $1,053.6             92.5%            6.0%            1.6%         100.0%
Mar-09             120                12            $   47.0             20.1%           77.0%            2.9%         100.0%
Mar-10             132                12            $   45.4             20.2%           77.0%            2.8%         100.0%
Mar-11             144                11            $   41.1             15.4%           81.7%            2.9%         100.0%
Mar-12             156                11            $   39.2             15.4%           81.9%            2.7%         100.0%
Mar-13             168                11            $   37.3             15.4%           76.2%            8.4%         100.0%
Mar-14             180                 7            $   28.0              1.3%           95.8%            2.9%         100.0%
Mar-15             192                 7            $   26.1              1.1%           96.3%            2.6%         100.0%
Mar-16             204                 7            $   24.1              1.0%           96.8%            2.2%         100.0%
Mar-17             216                 7            $   21.9              0.8%           97.5%            1.7%         100.0%
Mar-18             228                 7            $   19.6              0.5%           85.3%           14.2%         100.0%

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


                 Prepayment Provisions as of the Cut-off Date



                                                                                     Weighted       Weighted
                                                                                      Average        Average
                                                                                     Remaining      Remaining        Weighted
        Range of                   Number of                        Percentage of     Lockout        Lockout          Average
    Remaining Terms to             Mortgage       Cut-off Date      Initial Pool       Period     Plus YM Period     Maturity
Stated Maturity (Years) (1)          Loans         Balance (1)        Balances         (Years)        (Years)         (Years)
------------------------------------------------------------------------------------------------------------------------------------
      4.0  -   4.9                      1        $    7,137,562           0.6%           4.6             4.6             4.8
      6.0  -   6.9                      4            35,148,655           2.8%           6.4             6.4             6.8
      7.0  -   7.9                      1             3,802,289           0.3%           3.8             6.7             7.2
      8.0  -   8.9                      1             2,694,425           0.2%           1.8             8.8             8.8
      9.0  -   9.9                    254         1,107,587,102          88.4%           9.1             9.4             9.8
     10.0  -  10.9                      6            37,830,000           3.0%           9.2             9.6            10.0
     11.0  -  11.9                      1             2,956,573           0.2%          11.6            11.6            11.9
     14.0  -  14.9                      4            10,592,854           0.8%          11.5            14.1            14.6
     19.0  -  19.9                      4            22,141,083           1.8%           9.9            18.4            19.7
     24.0  -  24.9                      3            22,794,913           1.8%           8.6            20.8            24.0
                                ---------------------------------------------------------------------------------------------------
Total/Weighted Average                 279       $1,252,685,456         100.0%           9.0             9.7            10.1
                                ===================================================================================================

(1) In the case of the Anticipated Repayment Date Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.
(2) Cut-off Balance as of 3/1/99.


                              Prepayment Option



                                                                                     Weighted       Weighted
                                                                                      Average        Average
                                                                                     Remaining      Remaining        Weighted
                                   Number of                        Percentage of     Lockout        Lockout          Average
                                   Mortgage       Cut-off Date      Initial Pool       Period     Plus YM Period     Maturity
   Prepayment Option                Loans         Balance (1)        Balances         (Years)        (Years)         (Years)
------------------------------------------------------------------------------------------------------------------------------------

Lockout / Defeasance                  254        $1,147,218,645          91.6%           9.4             9.4             9.7
Lockout / Yield Maintenance            24           104,021,536           8.3%           5.4            13.7            14.7
Lockout                                 1             1,445,275           0.1%           1.9             1.9             9.7
                                ---------------------------------------------------------------------------------------------------
Total/Weighted Average:               279        $1,252,685,456         100.0%           9.0             9.7            10.1
                                ===================================================================================================

(1) Cut-off balance as of 3/1/99.
(2) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the table.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


  Top Five Mortgage Loans:
 -------------------------

                                                             Overview
                                                                   Percentage of
                     Property        Units/Rooms/   Cut-off Date   Initial Pool   Appraised                            Cut-off Date
# Top Loans            Type          Square Feet    Balances(1)       Balance       Value      Mortgage Rate  U/W DSCR   LTV Ratio
------------------------------------------------------------------------------------------------------------------------------------
1 The Winston
  Loans (2)          Hotel               1,393     $ 70,750,763        5.6%      $162,120,000     7.375%        2.54x      43.6%
-----------------------------------------------------------------------------------------------------------------------------------
2 The Swerdlow
  Loans (3)        Retail/Office       774,712       63,806,653        5.1%        80,900,000     8.180%        1.25       78.9%
-----------------------------------------------------------------------------------------------------------------------------------
3 The Alliance
  Loans (4)          Multifamily         1,749       48,831,350        3.9%        62,250,000     7.220%        1.30       78.4%
-----------------------------------------------------------------------------------------------------------------------------------
4 The Country
  Squire Loan        Multifamily           726       30,446,295        2.4%        39,000,000     6.650%        1.28       78.1%
-----------------------------------------------------------------------------------------------------------------------------------
5 The American
  Loans (5)       Industrial/Office    797,623       29,312,901        2.3%        36,750,000     7.550%        1.40       79.8%
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted
 Average:                                          $243,147,962       19.4%      $381,020,000     7.485%        1.66x      68.5%
                                                =================   ========    ==============  =========     ========  ===========

(1) Cut-off balance as of 3/1/99.
(2) The Winston Loan is secured by Hampton Inn - Elmsford, Quality Suites - Charleston, Courtyard by Marriott - Ann Arbor, Residence Inn - Phoenix, Homewood Suites - Cary, Hampton Inn & Suites - Gwinnett, Hampton Inn - Raleigh, Comfort Suites - Orlando, Hampton Inn - Perimeter, Hampton Inn - Charlotte, Courtyard by Marriott - Wilmington, Hampton Inn - West Springfield, Homewood Suites - Clear Lake and Comfort Inn - Charleston, respectively.
(3) The Mortgage Loans secured by Kendale Lakes Plaza, Cypress Creek Station and Oakwood Business Center, respectively, are cross-collateralized and cross-defaulted.
(4) A Single Mortgage Note is secured by Westchase Ranch Apartments, Westwood Village Apartment, Normandy Woods Apartments, Savoy Manor Apartments and San Marin Apartments, respectively.
(5) A Single Mortgage Note is secured by 2294 Molly Pitcher Highway, 5015 Campuswood Drive, 5010 Campuswood Drive and 5009 Campuswood Drive, resectively.


The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

                               The Winston Loans

                        LOAN INFORMATION                                                  PROPERTY INFORMATION
Cut-off Date Balance:     $70,750,763                                     Single Asset/Portfolio:   Portfolio of 14 assets

% of Initial Pool:        5.6%                                            Property Type:            Hotel

Mortgage Loan Seller      GE Capital Access, Inc.                         Location:                 Arizona, Florida, Georgia,
                                                                                                    Massachusetts, Michigan,
                                                                                                    North Carolina, New York,
Interest Rate:            7.375%                                                                    South Carolina, Texas

Balloon Term:             10 years                                        Years Built/Renovated:    1968 to 1998

Amortization Term:        25 years                                        Collateral:               14 hotels with flags including
                                                                                                    Hampton Inn and Courtyard
                                                                                                    by Marriottt.
Call Protection:          Prepayment lockout: U.S. Treasury defeasance
                          permitted as of the 2 year anniversary of the   Property Operator:        Meristar Hotel & Resorts, Inc.
                          Closing Date.
                                                                          U/W Net Cash Flow:        $15,792,040
Cut-Off Date LTV:         43.6%
                                                                          Appraised Value:          $162,120,000
Maturity/ARD LTV:         34.8%
                                                                          Appraisal Date:           June 30, 1998 to
U/W DSCR:                 2.54x                                                                     August 17, 1998

Cross Collateralization/  Yes/Yes
Default:

Special Provisions:       ARD loan, lock box


PROPERTY NAME            CITY               STATE   YEAR BUILT/RENOVATED   ROOMS

Hampton Inn              Elmsford            NY          1968/1996          156
Courtyard by Marriott    Ann Arbor           MI          1989/1998          160
Quality Suites           Charleston          SC          1989/1997          168
Residence Inn            Phoenix             AZ          1988/1997          168
Homewood Suites          Cary                NC             1994            120
Hampton Inn & Suites     Duluth              GA             1996            135
Hampton Inn              Raleigh             NC          1986/1996          141
Comfort Suites           Orlando             FL          1990/1997          215
Hampton Inn              Atlanta             GA             1996            131
Hampton Inn              Charlotte           NC          1991/1997          125
Courtyard by Marriott    Wilmington          NC             1996            128
Hampton Inn              West Springfield    MA          1989/1998          126
Homewood Suites          Houston             TX             1995             92
Comfort Inn              Charleston          SC          1989/1997          128

Additional Information:

The borrower is a single-purpose entity affiliated with Winston Hotels, Inc., a public REIT (WXH: NYSE) based in Raleigh, North Carolina. The REIT is in the business of developing, acquiring and rehabilitating premium limited service, full service, and high-end extended-stay hotel properties. The properties are operated by an affiliate of Meristar Hotel & Resorts, Inc. which currently operates 212 hotels in North America. Meristar manages the porfolio under a 15 year operating lease of which approximately 14 years are remaining.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

------------------------------------


                              The Swerdlow Loans


                       Loan Information                                                     Property Information
----------------------------------------------------------------       -----------------------------------------------------------

Cut-off Date Balance:        $63,806,653                                Single Asset/Portfolio:       Portfolio of 3 assets
% of Initial Pool:           5.1%                                       Property Type:                2 anchored retail, 1 office
Mortgage Loan Seller:        GE Capital Access, Inc.                    Location:                     Florida
Interest Rate:               8.180%                                     Years Built/Renovated:        1977 to 1997
Balloon Term:                10 years                                   Collateral:                   2 regional shopping centers
Amortization  Term:          30 years                                                                 and 1 suburban business
Call Protection:             Prepayment lockout; U.S. Treasury                                        office building, all
                             defeasance permitted as of the 2 year                                    located in south Florida
                             anniversary of the Closing Date            Property Management:          SREG Operating Limited
                                                                                                      Partnership
Cut-Off Date LTV:            78.9%                                      U/W Net Cash Flow:            $7,170,684
Maturity/ARD LTV:            70.9%                                      Appraised Value:              $80,900,000
U/W DSCR:                    1.25x                                      Appraisal Date:               October 9, 1998 to
Cross Collateralization/     Yes/Yes                                                                  October 20, 1998
Default:                                                                Wtd. Avg. Occupancy Rate      98.2%
Special Provisions:          ARD loan, lock box                         at U/W:



                                                                                                             Square
                Property Name                 City              State          Year Built/Renovated           Feet
                -----------------------------------------------------------------------------------------------------
                Kendale Lakes Plaza           West Kendall       FL             1997/1995                     404,553
                Cypress Creek Station         Ft. Lauderdale     FL                1997                       229,009
                Oakwood Business Center       Hollywood          FL                1987                       141,150
                -----------------------------------------------------------------------------------------------------

Additional Information:

Kendale Lakes Plaza is a regional shopping center located in an in-fill location. The subject is 98.2% leased. Primary access to the property is provided by the Florida Turnpike. Anchor tenants include K-Mart (114,000 sf), Syms (40,000 sf), Marshall's (27,808 sf) and Office Max (23,500 sf).

Cypress Creek Station property contains two main buildings surrounded primarily by commercial and hospitality properties. The subject is 98.7% leased with major tenants signing long-term leases and the first roll-over for a major tenant occurring in 2007. Major tenants include Regal Cinemas (101,415 sf), Office Depot (36,929 sf) and Just for Feet (915,675 sf).

Oakwood Business Center is a suburban business office building with convenient access to Interstate 95, Ft. Lauderdale CBD and the Ft. Lauderdale International Airport. The subject is 97.3% leased. Major tenants include Trader Publishing (16,816 sf) and KOS Pharmaceuticals (23,499 sf). The borrower is a single-purpose entity affiliated with Swerdlow Real Estate Group, Inc., a recently formed private REIT specializing in development, leasing and management of commercial properties in South Florida. The REIT was capitalized with a $173mm equity offering with major institutional investors.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

------------------------------------


                              The Alliance Loans


                               LOAN INFORMATION
   ------------------------------------------------------------------------

   Cut-off Date Balance:                 $48,831,350

   % of Initial Pool:                    3.9%

   Mortgage Loan Seller:                 Column Financial, Inc.

   Interest Rate:                        7.220%

   Balloon Term:                         10 years

   Amortization Term:                    30 years

   Call Protection:                      Prepayment lockout; U.S. Treasury
                                         defeasance permitted as of the
                                         2 year anniversary of the Closing
                                         Date

   Cut-off Date LTV:                     78.4%

   Maturity/ARD LTV                      68.9%

   U/W DSCR:                             1.30x

   Cross collateralization/              Yes/Yes
   Default:

   Special Provisions:                   Cash management


                          PROPERTY INFORMATION
   -----------------------------------------------------------------
   Single Asset/Portfolio:       Portfolio of 5 assets

   Property Type:                Multifamily

   Location:                     Texas and Florida

   Years Built/Renovated:        1972 to 1997

   Collateral:                   5 multifamily properties with 1,749
                                 total units

   Property Management:          Alliance Residential Management, LLC

   U/W Net Cash Flow:            $5,184,610

   Appraised Value:              $62,250,000

   Appraisal Date:               January 15, 1999 to January 20, 1999

   Wtd. Avg. Occupancy Rate      94.4%
   at U/W:




                                                                                                                   Allocated
                                                                                               Cut-off Date       Loan Amount
  Property Name                     City          State      Units     Year Built/Renovated         LTV          at Cut-off Date
  ------------                      -----         -----      -----     --------------------    -------------     ---------------
  Westchase Ranch Apartments        Houston        TX         776           1977/1994              77.3%           $22,529,265
  Westwood Village Apartments       Irving         TX         320           1983/1996              79.9%           $10,387,667
  Normandy Woods Apartments         Houston        TX         268           1981/1997              79.0%           $ 7,111,557
  Savoy Manor Apartments            Houston        TX         192           1980/1997              79.9%           $ 5,193,833
  San Marin Apartments              Tampa          FL         193           1972/1997              78.5%           $ 3,609,027



Additional Information:

The subject multifamily properties' amenities include tennis courts, pools, parking, laundry facilities, on-site management office and fitness centers. In general, the properties are 94.4% occupied.

Principals of the borrower, Alliance Holdings, include Andrew Schor and Steven Ivankovich. The borrowers are affiliated with Alliance, a privately owned real estate investment, development, and finance firm concentrated in the multifamily housing business. Alliance and its affiliates own interests in and manage more than 24,000 units throughout Texas, in the Midwest and along the Eastern Seaboard from Virginia to Florida.




The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999


                                        The Country Squire Loan

                 LOAN INFORMATION                                              PROPERTY INFORMATION
   ----------------------------------------------            ----------------------------------------------------------------
   Cut-off Date Balance:       $30,446,295                    Single Asset/Portfolio:        Single Asset

   % of Initial Pool:          2.45%                          Property Type:                 Multifamily

   Mortgage Loan Seller:       GE Capital Access, Inc.        Location:                      Tennessee

   Interest Rate:              6.650%                         Years Built/Renovated:         1984/1987

   Balloon Term:               10 years                       Collateral:                    726 unit multifamily complex in
                                                                                             suburban Memphis, TN
   Amortization Term:          30 years
                                                              Property Management:           Fogelman Management Group
   Call Protection:            Prepayment lockout;
                               Yield maintenance              U/W Net Cash Flow:             $3,008,930

   Cut-Off Date LTV:           78.1%                          Appraised Value:               $39,000,000

   Maturity/ARD LTV:           66.5%                          Appraisal Date:                August 13, 1998

   U/W DSCR:                   1.28x                          Occupancy Rate at U/W:         94.0%

   Cross Collateralization/    No/No
   Default:

   ----------------------------------------------            ----------------------------------------------------------------

Additional Information:

Country Squire Apartments - South consists of 81 residential buildings containing 726 rental units located within the Cordova/Germantown submarket of the Memphis, TN MSA. Project amenities include clubhouse with party room, billiard room, indoor driving range, exercise room, 4 swimming pools, and 3 lighted tennis courts on 57 acres of land.

The borrower is Country Squire South, LLC, a single purpose entity controlled by Avron Fogelman, founder and principal of Fogelman Properties and Fogelman management of Memphis, TN. These companies were founded in 1963 and through them Mr. Fogelman has developed over 8,000 multifamily units in the Southeastern U.S. Headquartered in Memphis, Fogelman's companies manage 23,000 multifamily units in 6 states.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

DLJCMC Series 1999-CG1    Collateral and Structural Term Sheet     March 9, 1999

                                           The American Loans

                   LOAN INFORMATION                                                   PROPERTY INFORMATION
Cut-off Date Balance:      $29,312,901                     Single Asset/Portfolio:             Portfolio of 4 assets

% of Initial Pool:         2.3%                            Property Type:                      3 office, 1 industrial

Mortgage Loan Seller:      Column Financial, Inc.          Location:                           New York, Pennsylvania

Interest Rate:             7.550%                          Years Built/Renovated:              1960 to 1992

Balloon Term:              10 years                        Collateral:                         3 adjacent office buildings and 1
                                                                                               warehouse

Amortization Term:         30 years                        Property Management:                American Real Estate Management,
                                                                                               Inc.

Call Protection:           Prepayment lockout; U.S.        U/W Net Cash Flow:                  $3,468,939
                           Treasury defeasance permitted
                           as of the 2 year anniversary
                           of the Closing Date

Cut-Off Date LTV:          79.8%                           Appraised Value:                    $36,750,000


Maturity/ARD LTV:          70.8%                           Appraisal Date:                     June 17, 1998 to August 31, 1998

U/W DSCR:                  1.40x                           Wtd. Avg. Occupancy Rate            99.1%
                                                           at U/W:
Cross Collateralization/   Yes/Yes
Default:

Special Provisions:        Cash management



                                                                                                              Allocated
                                                        Square                             Cut-Off Date      Loan Amount
Property Name               City              State      Feet        Year Built/Renovated      LTV          as Cut-off Date
--------------------------------------------------------------------------------------------------------------------------------
2294 Molly Pitcher Highway  Chambersburg       PA      621,400             1960/1991          79.8%          $17,149,044
5015 Campuswood Drive       East Syracuse      NY       99,476                1992            79.8%          $ 7,178,670
5010 Campuswood Drive       East Syracuse      NY       70,163                1989            79.8%          $ 4,469,918
5009 Campuswood Drive       East Syracuse      NY        6,584                1987            79.3%          $   515,269
--------------------------------------------------------------------------------------------------------------------------------

Additional Information:

The borrower, American Real Estate Investment Corporation (AREIC), is a fully-integrated, self-administered and self-managed REIT. Based in Plymouth Meeting, Pennsylvania, AREIC focuses on industrial facilities and suburban Class A office properties in secondary markets in the Northeast. AREIC owns 67 office and industrial properties containing an aggregate of 7.3 million square feet.



The investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corporation personnel to assist them in determining when potential investors wish to proceed with an in-depth investigation of the proposed of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any of its respective affiliates. And such entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein (including without limitation any computations of yields and weighted average life) is hypothetical and based on certain assumptions (including without limitation assumptions regarding the absence of voluntary and involuntary prepayments, or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from such assumptions and such differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The information contained herein supersedes any and all information contained in any previously furnished summaries or terms sheets and shall be superseded by any subsequently furnished similar materials. The information contained herein shall be superseded by a final prospectus and prospectus supplement and by subsequent summary memoranda. No purchase of any securities may be made unless and until a final prospectus or private placement memorandum has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents herein are not to be reproduced Donaldson, Lufkin & Jenrette Securities Corporation. Donaldson, Lufkin & Jenrette Securities Corporation expressly reserves the right, at its sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.